CTS Investor Presentation Oct 2022

Forward-Looking Statements This document contains statements that are, or may be deemed to be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, any financial or other guidance, statements that reflect our current expectations concerning future results and events, and any other statements that are not based solely on historical fact. Forward-looking statements are based on management’s expectations, certain assumptions and currently available information. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are based on various assumptions as to future events, the occurrence of which necessarily are subject to uncertainties. These forward-looking statements are made subject to certain risks, uncertainties and other factors, which could cause CTS’ actual results, performance or achievements to differ materially from those presented in the forward-looking statements. Examples of factors that may affect future operating results and financial condition include, but are not limited to: the ultimate impact of the COVID-19 pandemic on CTS’ business, results of operations or financial condition, including supply chain disruption; changes in the economy generally, including inflationary and/or recessionary conditions, and in respect to the business in which CTS operates; unanticipated issues in integrating acquisitions, including TEWA Temperature Sensors and Ferroperm Piezoceramics; the results of actions to reposition CTS’ business; rapid technological change; general market conditions in the transportation, as well as conditions in the industrial, aerospace and defense, and medical markets; reliance on key customers; unanticipated public health crises, natural disasters or other events; environmental compliance and remediation expenses; the ability to protect CTS’ intellectual property; pricing pressures and demand for CTS’ products; and risks associated with CTS’ international operations, including trade and tariff barriers, exchange rates and political and geopolitical risks (including, without limitation, the potential impact U.S./China relations and the conflict between Russia and Ukraine may have on our business, results of operations and financial condition). Many of these, and other risks and uncertainties, are discussed in further detail in Item 1A. of CTS’ most recent Annual Report on Form 10-K and other filings made with the SEC. CTS undertakes no obligation to publicly update CTS’ forward-looking statements to reflect new information or events or circumstances that arise after the date hereof, including market or industry changes. Non-GAAP Financial Measures From time to time, CTS may use non-GAAP financial measures in discussing CTS’ business. These measures are intended to supplement, not replace, CTS’ presentation of its financial results in accordance with U.S. GAAP. CTS’ management believes that non-GAAP financial measures can be useful to investors in analyzing CTS’ financial performance and results of operations over time. CTS recommends that investors consider both actual and adjusted measures in evaluating the performance of CTS with peer companies. The information included in this presentation includes the non-GAAP financial measures of adjusted gross margin, adjusted operating earnings, adjusted EBITDA margin, adjusted net earnings, adjusted diluted earnings per share, debt to capitalization ratio, controllable working capital ratio, and free cash flow. Many of these non-GAAP financial measures exclude the effect of certain expenses and income not related directly to the underlying performance of CTS’ fundamental business operations. CTS believes that adjusted gross margin, adjusted operating earnings, adjusted EBITDA margin, adjusted net earnings and, adjusted diluted earnings per share provide useful information to investors regarding its operational performance because they enhance an investor’s overall understanding of CTS’ core financial performance and facilitate comparisons to historical results of operations, by excluding items that are not related directly to the underlying performance of CTS’ fundamental business operations or were not part of CTS’ business operations during a comparable period. CTS believes that debt to capitalization ratio is a measurement of financial leverage and provides an insight into the financial structure of CTS and its financial strength. CTS believes the controllable working capital ratio provides an objective measure of the efficiency with which CTS manages its short-term capital needs.  CTS believes that free cash flow is a useful measure of its ability to generate cash. CTS believes that these non-GAAP financial measures are commonly used by financial analysts and others in the industries in which CTS operates, and thus further provide useful information to investors. Note that CTS’ definitions of these non-GAAP financial measures may differ from those terms as defined or used by other companies. CTS does not provide reconciliations of forward-looking non-GAAP financial measures, such as estimated adjusted diluted earnings per share, to the most comparable GAAP financial measures on a forward-looking basis because CTS is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and amount of certain items, such as, but not limited to, restructuring costs, environmental remediation costs, acquisition related costs, foreign exchange rates and other non-routine costs. Each of such adjustments has not yet occurred, are out of CTS' control and/or cannot be reasonably predicted. For the same reasons, CTS is unable to address the probable significance of the unavailable information.

11.5% Non-Transportation Revenue CAGR LTM Revenue $577 Million Global design and manufacturing capabilities Technical and application expertise applied across diverse and growing end markets 1 Last 12 months Revenue as of Sep 2022 2 2017-2021 including acquisitions Europe 14% North America 58% Asia 28% Sales/Technical Office Manufacturing Facility Aero & Defense Medical Industrial Transportation 2 1 1 LTM Adj. EBITDA 22% LTM Adj. EPS $2.39 Non-Transportation 47% Of LTM Revenue CTS is a Leading Designer and Manufacturer of Custom Engineered Solutions that Sense, Connect, and Move - Enabling an Intelligent and Seamless World

Deep engineering capabilities and custom engineered products for OEMs Strong presence in position, ultrasonic and temperature sensing with domain expertise Deep and long-standing customer relationships Positioned to grow at 10% CAGR through execution of Organic and Inorganic strategies Clear strategy of growth and diversification led by non-transportation end markets Strong balance sheet and cash flow to support M&A strategy Leveraging operational excellence to drive profitable growth Strong execution led by seasoned leadership team Strengthening and aligning organizational capabilities through Focus 2025 initiative Positioned to Grow & Diversify Successful Business Model Strong Executional Capabilities Why Invest in CTS

Addressable Market Size: Key Applications: Revenue CAGR: Leveraging Domain Expertise to Expand into Premium End Markets $2.9B 9.2% Industrial Printing Flow Rate Meters Material Handling HVAC Food Service Industrial $1.5B 8.1% High-Resolution Ultrasound Intravascular Ultrasound Instruments, Neonatal applications Wireless Pacing Medical $0.7B 25.9% Unmanned Vehicles Underwater Sonar Sonobuoys Military Communications Aero & Defense $2.7B 0.8% Light Vehicle (ICE/EV) – Propulsion Agnostic Portfolio Commercial Vehicle Two Wheelers Transportation 1 Revenue CAGR 2017 - 2021 1

Sustainability Automation Healthcare Innovation Electrification Reduced Emissions Fluid Metering Energy Efficiency Industry 4.0 Factory Automation Passenger Safety Defense Automation Improved Diagnostics Therapeutics Non-Invasive Patient Experience Applying Deep Domain Expertise to Solve Today’s Most Pressing Challenges Secular Themes Drive Growth Across End Markets

2017 Revenues $423M Long term target +10% CAGR Beginning in 2022, sales to Telecom & IT end-market are included in the Industrial end-market Utilizing core capabilities and domain expertise in fast-growing end markets Investing in business development resources, process and technology capabilities Disciplined capital investments to support diversification strategy < 50% 5-15% 10-20% 20-30% LTM Revenues $577M 1 1 Non-Transportation Revenue Up from 35% to 47% … Goal >50% Diversifying Revenue in Growing End Markets Outside of Transportation

>95% Light Vehicle portfolio carries over to Electric Vehicles

CTS Portfolio



Accelerator Modules
Chassis Height Sensor
Seat Belt Buckle Switch Sensor
Seat Track Position Sensor
Brake Position Sensor
Belt Tension Sensor





Accelerator Modules
Chassis Height Sensor
Seat Belt Buckle Switch Sensor
Seat Track Position Sensor
Brake Position Sensor
Belt Tension Sensor

+



eBrake™
AC Motor Current Sensor
AC Motor Position Sensor

Available Market (SAM)

2022	2030		>2030
$2.4Bn	$2.7Bn	+	$1Bn+
Traditional light vehicle key product Portfolio	Light vehicle key products For BEV/HEV/PHEV and ICE		New products for Electrification

>$1Bn expansion in Available Market with EV-related new products

8

Technology and application expertise creates competitive advantage and long-term relationships with blue-chip customers Technology Leadership Recognized leader with global design and engineering capabilities The CTS Advantage – Your Partner in Smart Solutions Domain Expertise Deep experience solving complex application requirements Custom Engineered Solutions Engineered solutions lead to long-term customer partnerships Global Footprint Commercial, Engineering and Manufacturing presence globally Successful Business Model

Long-Term Relationship with Blue-chip Customers

1 Comparison of 2021 vs. 2012 from continuing operations 2 As of December 2021 as % of Adj Net Earnings 3 Cumulative from 2013 to Q3 2022 YTD thru dividends & share repurchases Improved Operational Efficiency Gross Margin +590 bps1 Streamlined SG&A (370) bps1 Adj. EBITDA +1160 bps1 Improved process improvement capability, business intelligence Strengthened Balance Sheet 112% free cash flow2 $133 million returned to Shareholders3 Solid acquisition capacity Strategic Investments For Growth Enhanced front-end selling and marketing capabilities, tools Continued R&D investments for organic growth 7 Strategic acquisitions Strong Execution Capabilities

Cash Return to Shareholders Dividends & Buybacks 20-40% of FCF Capital Structure Leverage 1.0 – 2.5x Operating Cash Flow 15-17% of Sales Growth Capex ~3% of Sales Acquisitions 60-80% of FCF 1 $133 Million1 in capital returned to shareholders since 2013 Capital Allocation Priorities Maintain healthy Balance Sheet Disciplined investments for organic growth Strategic M&A – a key priority Return capital to shareholders Capital Allocation Framework 1 Cumulative from 2013 to Q3 2022 YTD thru dividends & share repurchases

Strategic Approach to M&A Strengthen Customer Relationships Geographical Expansion Enhance Technology Portfolio Attractive Financials Expand End Markets Expand Product & Applications ~ 5% of Sales Growth From M&A Disciplined approach to acquisitions ROI in excess of cost of capital Maintain balance sheet strength Synergistic opportunities Accretive to earnings

Ferroperm complements existing CTS piezoceramic capabilities Expand Product Range Broaden Geographic Reach Enhance Technology Portfolio Strengthen Customer Relationships Case Study: Successfully Built Broad Piezoelectric Ceramic Growth Platform Single Crystal Technology 2016 2017 Tape Cast Technology Bulk Technology Pre 2016 2022 Medical Therapeutics Europe Defense Robust Growth Platform Current Strategic acquisitions fueling diversification – M&A as a catalyst

Robust growth platform with $1.1B+ SAM 2020 Medical applications Neonatal applications Lab freezers Fluid warmers Analytical Instruments Industrial applications 2019 HVAC & Refrigeration Pool & Spa Food Service Boilers, Water Heating Industrial + Medical 2022 Europe Expansion Successfully developed Temperature Sensing Platform through M&A

FY 2022 Guidance 2020-2022 CAGR 11.6% 3 2020-2022 CAGR 30.3% 3 $595 89% 112% Revenue ($ Millions) Free Cash Flow Conversion ($ Millions) Adj. Diluted EPS Returned to Shareholders ($ Millions) Note: 1 $585 $2.55 $2.40 290% 1 2 1 Guidance includes recent Ferroperm acquisition 2 Free cashflow conversion = FCF / Adjusted Net Earnings 3 CAGR based on mid point of 2022 guidance 4 Includes $34M from U.S. pension plan termination Strong demand from medical & aerospace/defense customers Softer outlook in industrial end market & distribution channel Commercial vehicle sales potentially impacted by semiconductor supply issues Light vehicle market forecasts - US 13.5 -14M, China 24.5-25M, Europe 15-16M units, lowered from earlier this year Monitoring risks from interest rates, supply challenges, inflation, COVID-19, FX fluctuations & geopolitical landscape Tax rate in the range of 20-23% excluding discrete items Key Outlook Assumptions 170% 4

2012 LTM Long-Term Target Revenue $304M $577M +10% /yr Gross Margin3 30.1% 36.7% 35-38% SG&A Expense3 19.4% 15.2% 13-15% R&D Expense 6.9% 4.2% 5-7% CapEx 4.4% 2.9% ~4% 2 Financial Framework 1 2012 Financials from Continuing Operations 2 LTM through Q3 2022 3 Adjusted Gross Margin and SG&A Expenses 1

Cross-functional ESG Steering Committee Oversight of sustainability initiatives by Nominating, Governance and Sustainability Committee Board diversity >40% Ethical business practices and compliance training for all employees Supporting sustainable products Vehicle electrification Promoting health and safety High-definition ultrasound Intravenous ultrasound Industrial automation CTS CARES continues momentum across the globe YTD September 2022 activity – 4,682 hours 43 events 16 locations Creating Long-Term Sustainable Value for Stakeholders and Community Our Sustainability Journey

Appendix

Focus 2025 01 02 03 Develop customer partnerships that are authentic and collaborative, resulting in mutually beneficial revenue growth Deeper Customer Relationships Build a culture of continuous improvement through the development of CTS Operation Systems and process improvement mindset Improved Operating Systems Improve revenue growth through strategic plan execution, M&A and active portfolio management Profitable Growth 04 Foster a culture aligned with our vision and values, Build leadership capabilities Organization 10% Revenue CAGR with 23% EBITDA

CTS Core Values Play to Win Responsiveness Simplicity Solution Oriented

Adjusted Diluted EPS Regulation G Schedules LTM 2022 2021 Q4'21-Q3'22 2021 2020 2019 Diluted earnings (loss) per share 1.38 $ (1.58) $ 1.66 $ (1.30) $ 1.06 $ 1.09 $ Tax affected adjustments to reported diluted earnings (loss) per share: Restructuring charges 0.04 0.02 0.08 0.06 0.04 0.18 Foreign currency loss (gain) 0.12 0.04 0.18 0.10 (0.16) 0.05 Non-cash pension expense 0.16 3.10 0.19 3.13 0.06 0.02 Environmental charges 0.04 0.02 0.08 0.05 0.07 0.05 Acquisition-related costs 0.07 - 0.07 - 0.01 0.02 Inventory fair value step-up 0.09 - 0.09 - - - Legal settlement - - - - - (0.01) Discrete tax items - (0.16) 0.05 (0.11) 0.04 0.05 Adjusted diluted earnings per share 1.90 $ 1.44 $ 2.39 $ 1.93 $ 1.12 $ 1.45 $ Full Year Year-to-Date

($ Millions, except percentages) Adjusted EBITDA Regulation G Schedules LTM Full Year Q4'21-Q3'22 2021 2012 Net earnings (loss) 53.8 $ (41.9) $ 13.5 $ Depreciation and amortization expense 28.4 26.9 13.5 Interest expense 2.0 2.1 2.6 Tax expense (benefit) 20.9 (19.0) 1.0 EBITDA 105.1 (31.8) 30.5 Adjustments to EBITDA: Restructuring charges 2.5 1.7 4.5 Gain on sale - leaseback - (10.3) Environmental charges 3.1 2.3 - Legal settlement - - 1.5 Additional CEO search, legal costs & acquisition - 2.5 Acquisition-related costs 2.5 - - Inventory fair value step up 3.3 - - Costs of tax improvement initiatives - - - Non-cash pension expense 6.2 132.4 - Foreign currency loss (gain) 5.9 3.3 - Total adjustments to EBITDA 23.5 139.7 (1.8) Adjusted EBITDA 128.7 $ 107.8 $ 28.7 $ Net sales 577.1 $ 512.9 $ 304.5 $ Adjusted EBITDA margin 22.3% 21.0% 9.4% Full Year

($ Millions) Adjusted Gross Margin Regulation G Schedules LTM Full Year 2021 Q4'21-Q3'22 2012 Gross margin 184.6 $ 208.3 $ 91.5 $ Adjustment to reported gross margin: Inventory fair value step-up - 3.3 - Adjusted gross margin 184.6 $ 211.6 $ 91.5 $ Net sales 512.9 $ 577.1 $ 304.5 $ Adjusted gross margin as a % of net sales 36.0% 36.7% 30.1% Full Year

($ Millions) Adjusted SG&A Expenses Regulation G Schedules LTM Q4'21-Q3'22 2021 2012 SG&A Expense 91.4 $ 82.6 $ 63.1 $ Adjustments to reported SG&A expense: Environmental charges 3.2 2.3 - Acquisition-related costs 0.8 - - Additional CEO search, legal costs and acquisition - - 2.5 Additional legal costs - - 1.5 Total adjustments to reported SG&A expense 3.9 $ 2.3 $ 4.0 $ Adjusted SG&A expense 87.5 $ 80.3 $ 59.1 $ Net sales 577.1 $ 512.9 $ 304.5 $ Adjusted SG&A expense as a % of net sales 15.2% 15.7% 19.4% Full Year

($ Millions) Free Cash Flow Regulation G Schedules 2022 2022 2021 2020 2019 Net cash provided by operating activities 60.4 $ 95.7 $ 86.1 $ 76.8 $ 64.4 $ Capital expenditures (2.3) (9.3) (15.6) (14.9) (21.7) Free cash flow 58.1 $ 86.5 $ 70.5 $ 61.9 $ 42.7 $ Free Cash Flow as % of Adjusted Net Earnings 294% 141% 112% 170% 89% Full Year Q3 Year-to- Date